Exhibit 99.2

Zymeworks Names Neil Josephson, M.D., Chief Medical Officer

Vancouver, British Columbia (November 9, 2021) – Zymeworks Inc. (NYSE: ZYME), a clinical-stage biopharmaceutical company developing multifunctional biotherapeutics, today announced that Neil Josephson, M.D., who has been serving as the company’s interim Chief Medical Officer (CMO) since May of this year, will transition to the permanent CMO position, effective November 15.

“Over the past six months, Neil has done an exemplary job of leading Zymeworks’ Medical organization and the advancement of our clinical pipeline,” said Ali Tehrani, Ph.D., Zymeworks’ President and CEO. “I am very pleased that Neil will be at the helm as we enroll our second pivotal trial for zanidatamab in HER2-positive gastroesophageal adenocarcinomas and continue to expand the development of zanidatamab and ZW49 in additional indications, including breast cancer.”

Dr. Josephson joined Zymeworks in 2019 as Vice President, Clinical Research and was promoted to Senior Vice President, Clinical Research last year, before his May appointment to interim CMO. Prior to joining Zymeworks, Dr. Josephson spent nearly six years at Seagen Inc., most recently as Vice President of Clinical Development, where he worked on multiple early and late-stage programs, including leading the approval of ADCETRIS® for the 1st line treatment of advanced Hodgkin’s lymphoma. Before joining Seagen, he was an Associate Professor of Medicine in the Division of Hematology at the University of Washington. He received an M.D. degree from Columbia University and an A.B. from Dartmouth College.

About Zymeworks Inc.

Zymeworks is a clinical-stage biopharmaceutical company dedicated to the development of next-generation multifunctional biotherapeutics. Zymeworks’ suite of therapeutic platforms and its fully integrated drug development engine enable precise engineering of highly differentiated product candidates. Zymeworks’ lead clinical candidate, zanidatamab, is a novel Azymetric™ HER2-targeted bispecific antibody which is currently enrolling in two pivotal clinical trials, one for HER2-positive gastroesophageal adenocarcinoma (HERIZON-GEA-01) and one for refractory HER2-amplified biliary tract cancer (HERIZON-BTC-01) for which it has been granted Breakthrough Therapy designation by the FDA. Zanidatamab is also being evaluated in several Phase 2 clinical trials for HER2-expressing gastroesophageal, colorectal, and breast cancers. Zymeworks’ second clinical candidate, ZW49, is a novel bispecific HER2-targeting antibody-drug conjugate currently in Phase 1 clinical development and combines the unique design and antibody framework of zanidatamab with Zymeworks’ proprietary ZymeLink™ linker and cytotoxin. Zymeworks is also advancing a deep preclinical pipeline in oncology (including immuno-oncology agents) and other therapeutic areas. In addition, its therapeutic platforms are being leveraged through strategic partnerships with nine biopharmaceutical companies. For additional information about Zymeworks, visit www.zymeworks.com and follow @ZymeworksInc on Twitter.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws, or collectively, forward-looking statements. Forward-looking statements in this news release include, but are not limited to, statements that relate to Zymeworks’ clinical development of its product candidates, related clinical trials, potential therapeutic effects of zanidatamab, Zymeworks’ preclinical pipeline, and other information that is not historical information. When used herein, words such as “will”, “continue”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Zymeworks believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Zymeworks may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including without limitation, the factors described under “Risk Factors” in Zymeworks’ Quarterly Report on Form 10-Q for its quarter ended September 30, 2021 (a copy of which may be obtained at www.sec.gov and www.sedar.com). Consequently, forward-looking statements should be regarded solely as Zymeworks’ current plans, estimates and beliefs. Investors should not place undue reliance on forward-looking statements. Zymeworks cannot guarantee future results, events, levels of activity, performance or achievements. Zymeworks does not undertake and specifically declines any obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances or to reflect the occurrences of unanticipated events, except as may be required by law.

Contacts:

Investor Inquiries:

Ryan Dercho, Ph.D.

(604) 678-1388

ir@zymeworks.com

Jack Spinks

(604) 678-1388

ir@zymeworks.com

Media Inquiries:

Mary Klem

(604) 678-1388

media@zymeworks.com